UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 17, 2016
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Delphi Automotive PLC
(Exact name of registrant as specified in its charter)
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Jersey	001-35346	98-1029562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Courteney Road Hoath Way Gillingham, Kent ME8 0RU United Kingdom
(Address of Principal Executive Offices)(Zip Code)
(Registrant’s Telephone Number, Including Area Code) 011-44-163-423-4422
(Former Name or Former Address, if Changed Since Last Report) N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On August 17, 2016, Delphi Automotive PLC and its wholly-owned U.S. subsidiary Delphi Corporation (together, “Delphi”) entered into a restatement agreement among Delphi, JPMorgan Chase Bank, N.A., as Administrative Agent, Swingline Lender, Issuing Bank and a Lender (the “Restatement Agreement”), which amended and restated Delphi Corporation's existing credit agreement, dated as of March 31, 2011 (as previously amended and restated, the “Credit Agreement”; the Credit Agreement, as amended and restated by the Restatement Agreement, the “Amended and Restated Credit Agreement”).
The Amended and Restated Credit Agreement provides Delphi Corporation with modified five-year term A loan commitments in an aggregate principal amount of $400 million, and provides modified five-year revolving credit commitments in an aggregate principal amount of $2.0 billion, available to Delphi Automotive PLC and Delphi Corporation. The Amended and Restated Credit Agreement provides additional liquidity, extends maturities and contains revised covenants that enhance Delphi’s financial flexibility.
Delphi has no material relationships with JPMorgan Chase Bank, N.A., except that affiliates of JPMorgan Chase Bank, N.A. were lenders and agents under the Credit Agreement and have acted as underwriters in connection with offerings of senior notes by Delphi.
The description of the Restatement Agreement and the Amended and Restated Credit Agreement contained herein is qualified in its entirety by reference to the Restatement Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.
(d)  Exhibits.

Exhibit
Number	Description

10.1
Restatement Agreement to Amended and Restated Credit Agreement, dated as of August 17, 2016, among Delphi Automotive PLC, Delphi Corporation, JPMorgan Chase Bank, N.A., as Administrative Agent, Swingline Lender, Issuing Bank and a Lender.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 18, 2016	DELPHI AUTOMOTIVE PLC

		By:	/s/ David M. Sherbin
David M. Sherbin
Senior Vice President, General Counsel, Secretary and Chief Compliance Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1
Restatement Agreement to Amended and Restated Credit Agreement, dated as of August 17, 2016, among Delphi Automotive PLC, Delphi Corporation, JPMorgan Chase Bank, N.A., as Administrative Agent, Swingline Lender, Issuing Bank and a Lender.

4